UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2005

CMGI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23262	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street

Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 7, 2005, CMGI, Inc. held its Annual Meeting of Stockholders. Due to technical difficulties experienced by the third party with whom CMGI had contracted to provide the webcast of the Annual Meeting, the intended live webcast of the meeting may not have been available to all interested parties. A replay of the meeting is currently available on CMGI’s website at www.cmgi.com/investor/webcast_archives.shtml.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMGI, Inc.

	By:	/s/ Thomas Oberdorf
Date: December 8, 2005		Thomas Oberdorf Chief Financial Officer and Treasurer